UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Aberdeen Government Markets Income Fund

Aberdeen Intermediate Income Fund

Aberdeen Multi-Market Income Fund

Aberdeen Municipal Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

ABERDEEN GOVERNMENT MARKETS iNCOME fUND

ABERDEEN INTERMEDIATE INCOME FUND

ABERDEEN MULTI-MARKET INCOME FUND

ABERDEEN MUNICIPAL INCOME FUND

1900 Market Street, Suite 200

Philadelphia, PA 19103

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

To be held on September 29, 2026

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meetings of shareholders of Aberdeen Government Markets Income Fund (“MGF”), Aberdeen Intermediate Income Fund (“MIN”), Aberdeen Multi-Market Income Fund (“MMT”) and Aberdeen Municipal Income Fund (“MFM”)1 (each a “Fund” and together, the “Funds”) (each an “Annual Meeting”, and collectively the “Annual Meetings”) will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on September 29, 2026, at 10:00 a.m. Eastern Time. It is anticipated that each Fund will hold its Meeting simultaneously with each other Fund. Shareholders of each Fund will vote separately on each item as noted below.

The purpose of each Annual Meeting is to consider and act upon the following proposals (each, a “Proposal”), and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

Proposal 1: Election of Trustees for each Fund

a.	MGF, MIN, MMT – one Trustee, Gordon Baird, to be elected by common shareholders of each Fund to serve until the 2029 Annual Meeting of Shareholders, or until his successor is duly elected and qualifies.

b:	MFM

i.	MFM – one Trustee, Gordon Baird, to be elected by common and preferred shareholders of MFM voting together as a single class, to serve until the 2029 Annual Meeting of Shareholders, or until his successor is duly elected and qualifies; and

ii.	MFM (Preferred Shares only) – two Preferred Share Trustees, Nancy Yao and C. William Maher, to be elected by preferred shareholders only voting as a separate class, to serve until the 2027 Annual Meeting of Shareholders, or until their successors are duly elected and qualify.

Proposal 2: MMT Only: Adoption of a Fundamental Investment Policy

MMT – To adopt as a fundamental policy that, under normal circumstances, the Fund shall maintain an investment portfolio such that the average credit quality of its portfolio securities is investment grade.

The Proposals are discussed in greater detail in the enclosed Joint Proxy Statement (hereinafter referred to as the “Proxy Statement”). You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of that Fund at the close of business on August 3, 2026 (the “Record Date”). Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

[1]	Aberdeen Government Markets Income Fund was formerly known as MFS Government Markets Income Trust, Aberdeen Intermediate Income Fund was formerly known as MFS Intermediate Income Trust, Aberdeen Multi-Market Income Fund was formerly known as MFS Multi-Market Income Trust, and Aberdeen Municipal Income Fund was formerly known as MFS Income Trust.

We will admit to each Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meetings must present photo identification. If you plan to attend the Annual Meetings, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being mailed to shareholders on or about August 14, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on September 29, 2026: This Notice, the Proxy Statement and the form of proxy card(s) are available on the Internet at https://www.AberdeenMGF.com (MGF), https://www.AberdeenMIN.com (MIN), https://www.AberdeenMMT.com (MMT) and https://www.AberdeenMFM.com (MFM). On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Board of Trustees,

Megan Kennedy, Vice President and Secretary

Aberdeen Government Markets Income Fund

Aberdeen Intermediate Income Fund

Aberdeen Multi-Market Income Fund

Aberdeen Municipal Income Fund

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

August 10, 2026

Philadelphia, Pennsylvania

ABERDEEN GOVERNMENT Markets iNCOME fUND (“MGF”)

ABERDEEN INTERMEDIATE INCOME FUND (“MIN”)

ABERDEEN MULTI-MARKET INCOME FUND (“MMT”)

ABERDEEN MUNICIPAL INCOME FUND (“MFM”)

(each a “Fund”, and together, the “Funds”)

1900 Market Street, Suite 200

Philadelphia, PA 19103

JOINT PROXY STATEMENT

 For the Annual Meetings of Shareholders

to be held on September 29, 2026

This Joint Proxy Statement (hereinafter referred to as the “Proxy Statement”) is furnished in connection with the solicitation of proxies by each Fund’s Board of Trustees (each a “Board” and collectively, the “Boards” with members of the Board being referred to as “Trustees”) to be voted at the Annual Meeting of Shareholders of each Fund (each, a “Meeting, and collectively, the “Meetings”) to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on September 29, 2026, at 10:00 a.m. Eastern Time and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the “Proxy Card”) accompany this Proxy Statement. This Proxy Statement is first being sent to shareholders on or about August 14, 2026. It is anticipated that each Fund will hold its Meeting simultaneously with each other Fund. Shareholders of each Fund will vote separately on each item as noted below.

The purpose of each Meeting is to consider and act upon the following proposals (each, a “Proposal”) as applicable for each Fund and to consider and act upon such other matters as may properly come before each Meeting or any adjournments or postponements thereof:

Proposal 1: Election of Trustees for each Fund as detailed below

a.	MGF, MIN, MMT – one Trustee, Gordon Baird, to be elected by common shareholders of each Fund to serve until the 2029 Annual Meeting of Shareholders, or until his successor is duly elected and qualifies.

b:	MFM

i.	MFM – one Trustee, Gordon Baird, to be elected by common and preferred shareholders of MFM voting together as a single class, to serve until the 2029 Annual Meeting of Shareholders, or until his successor is duly elected and qualifies; and

ii.	MFM (Preferred Shares only) – two Preferred Share Trustees, Nancy Yao and C. William Maher, to be elected by preferred shareholders only voting as a separate class, to serve until the 2027 Annual Meeting of Shareholders, or until their successors are duly elected and qualify.

Proposal 2: MMT only: Adoption of a Fundamental Investment Policy

To adopt as a fundamental policy that, under normal circumstances, the Fund shall maintain an investment portfolio such that the average credit quality of its portfolio securities is investment grade.

All properly executed proxies received prior to Meeting will be voted at that Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted “FOR” each Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any Proxy Card may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card to, or giving written notice to, Megan Kennedy, Secretary of the Funds, 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the Internet by following the instructions contained on their Proxy Card. Shareholders do not have dissenters’ rights of appraisal in connection with any of the matters to be voted on by the shareholders at each Meeting.

The presence in person or by proxy of holders of 30% of the shares of a Fund entitled to vote at the Meeting shall constitute a quorum. For purposes of electing the two Preferred Share Trustees of MFM, the presence in person or by proxy of holders of 30% of the preferred shares entitled to vote at the Meeting shall constitute a quorum.

With respect to Proposal 1a and 1b (other than the MFM Preferred Shares Trustees), the election of a Trustee to the Board requires the affirmative vote of a plurality of shares present in person or by proxy and entitled to vote for the election of such Trustee at a meeting at which a quorum is present. With respect to Proposal 1b, the election of MFM Preferred Share Trustees requires the affirmative vote of a plurality of MFM’s outstanding preferred shares present in person or by proxy and entitled to vote for the election of the MFM Preferred Share Trustees at a meeting at which a quorum is present. Under a plurality vote, the nominees who receive the highest number of votes up to the number of Trustees or MFM Preferred Share Trustees to be elected will be elected even if they receive less than a majority of votes cast. For purposes of the election of Trustees and the MFM Preferred Share Trustees, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners regarding an item for which the brokers or nominees do not have discretionary power to vote) will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes therefore, will have no effect on the election of Trustees (except to the extent they cause a quorum to be present).

With respect to Proposal 2 for MMT, approval will require the affirmative vote of a “majority of the outstanding voting securities” of MMT as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of MMT present at the Annual Meeting if more than 50% of the outstanding shares of MMT are present or represented by proxy, or (2) more than 50% of the outstanding shares of MMT. Under a “majority of outstanding voting securities” vote for MMT, broker non-votes, abstentions and withholding of authority to vote for Proposal 2 will have the effect of a vote against this proposal.

All properly executed proxies received prior to a Meeting will be voted at the Meeting or any adjournments or postponements thereof in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated with respect to a proposal will be voted “FOR” the proposal.

In the event that a quorum is not present or if sufficient votes are not received consistent with a Board’s recommendation regarding a proposal, management may propose an adjournment or adjournments of a Meeting. Any adjournment would require a vote in favor of the adjournment representing 30 percent of the voting power of the outstanding shares entitled to vote present in person or by proxy on the applicable proposal. The persons named as proxies on the Proxy Card may vote (or withhold their votes) in their discretion on any proposed adjournment. If notice of any such adjourned meeting is required, it shall be given to each shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, each Fund may transact any business that might have been transacted at the Meeting. Any proposals for which sufficient votes in accordance with the Trustees’ recommendations have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

We will admit to each Meeting (1) all shareholders of record on August 3, 2026 (the “Record Date”), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend a Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at a Meeting, you should also bring a proxy card from your broker.

Each Board has fixed the close of business on August 3, 2026 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date for the Fund will be entitled to one vote for each share held for the Meeting on each Proposal on which the shareholder is entitled to vote. Each fractional share is entitled to a proportional fractional vote.

As of the Record Date, the following shares of each Fund were issued and outstanding.

MGF – 32,590,193 shares

MIN – 113,798,238 shares

MMT – 115,993,476 shares

MFM - 99,429,799 shares

2,241 preferred shares

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 29, 2026, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. The Proxy Materials and each Funds’ most recent annual report for the fiscal year ended October 31, 2025 (MIN, MMT and MFM) or November 30, 2025 (MGF), are available on the Internet at https://www.AberdeenMGF.com (MGF), https://www.AberdeenMIN.com (MIN), https://www.AberdeenMMT.com (MMT) and https://www.AberdeenMFM.com (MFM), respectively. Each Fund will furnish, without charge, a copy of its annual report for its most recently completed fiscal year and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend the Meetings.

Proposals 1a and 1b: Election of Trustees

Shareholders of each Fund are being asked to elect Gordon A. Baird as a Trustee of each Fund, and preferred shareholders of MFM are being asked to elect Nancy Yao and C. William Maher as Preferred Share Trustees of the Fund. Each Trustee currently serves as a Trustee of each Fund. The Preferred Share Trustees currently serve as the Preferred Share Trustees of MFM. Trustees who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Fund’s investment adviser, abrdn Inc. (the “Investment Adviser”), are referred to in this Proxy Statement as “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in this Proxy Statement as “Independent Trustees.”

The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

The Board knows of no reason why a nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Board may recommend.

It is the intention of the persons named on the Proxy Cards to vote “FOR” the Proposals.

The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Trustees whose terms of office continue beyond the meetings, and the principal officers of the Fund.

Address and Year of Birth	Position(s) with each Fund*	Term of Office and Length of Time Served	Principal Occupation(s) during at least the Past Five Years	Number of Registered Investment Companies “Registrants” consisting of Investment Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Nominee
Independent Trustee Nominees
Gordon Baird c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Trustee	Term expires 2026 (2029 if elected) Trustee of each Fund since 2026

Mr. Baird is the President and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also the founder and Managing Partner of G. A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.

				5 Registrants consisting of 5 Portfolios	None

Address and Year of Birth	Position(s) with each Fund*	Term of Office and Length of Time Served	Principal Occupation(s) during at least the Past Five Years	Number of Registered Investment Companies “Registrants” consisting of Investment Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Nominee
C. William Maher c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Trustee (MGF, MIN, MMT);	Term expires 2027;

Mr. Maher is a Co-founder of Asymmetric Capital Management LLC since May 2018. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016. Formerly Chief Executive Officer of Santa Barbara Tax Products Group (“SBTPG”) from October 2014 to April 2016. Previously, he held senior financial leadership positions as CFO for SBTPG CFO and Managing Director at LPL Financial, CFO and Managing Director at Nicholas Applegate Capital Management, and CFO at Mitchell Hutchins Asset Management.

				11 Registrants consisting of 11 Portfolios	None
	Preferred Share Trustee (MFM)	Term expires 2026 (2027 if elected) Trustee of each Fund since 2026
Nancy Yao c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Trustee (MGF, MIN, MMT);	Term expires 2028;	Ms. Yao is an assistant professor adjunct and assistant dean at the David Geffen School of Drama at Yale University where she teaches financial accounting and governance to graduate students. Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit places like Goldman Sachs, Yale-China Association, and CFRA. She is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.	11 Registrants consisting of 11 Portfolios	None
	Preferred Share Trustee (MFM)	Term expires 2026 (2027 if elected) Trustee of each Fund since 2026
Independent Trustees
Todd Reit c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Chair of the Board; Trustee	Term expires 2028 Trustee of each Fund since 2026

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

				13 Registrants consisting of 13 Portfolios	None
Interested Trustee
Christian Pittard*** c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1973	Trustee and Vice President	Term expires 2027 Trustee of each Fund since 2026	Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK business. He is also a Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously he was Head of the Americas and the North American Funds business based in the US.	14 Registrants consisting of 14 Portfolios	None

* Each Trustee has served on MFM since prior to the open of business on June 8, 2026, on MMT since prior to the open of business on June 22, 2026, and on MGF and MIN since after the close of business on July 2, 2026.

** As of the date of this Proxy Statement, the “Fund Complex” has a total of 19 Registrants with each Board member serving on the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end Funds, abrdn Funds and abrdn ETFs, which each have multiple portfolios. The Registrants in the Fund Complex are , abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc., Aberdeen India Fund, Inc. (previously, The India Fund, Inc.), abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, Aberdeen Government Markets Income Fund, Aberdeen Intermediate Income Fund, Aberdeen Multi-Market Income Fund, Aberdeen Municipal Income Fund, abrdn Funds (which consists of 16 portfolios) and abrdn ETFs (which consists of 2 portfolios).

*** Deemed to be an Interested Trustee because of his position held with an affiliate of the Investment Adviser.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

Each Board believes that each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Fund’s investment adviser, the administrator and other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform the duties of a trustee effectively has been attained and enhanced through the Trustee’s education, professional training and other life experiences, such as business, consulting or other public service positions and through experience from service as a member of each Fund’s Board, public companies, or non-profit entities or other organizations.

A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Yao, financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Reit, banking and asset management experience and experience as a board member; Mr. Maher, experience as an officer in the financial services industry, including his experience as a chief financial officer and chief executive officer; Mr. Baird, business and leadership experience and experience as a board member; and Mr. Pittard, his experience as head of closed-end funds for an affiliate of the Investment Adviser. Each Trustee also has experience as a trustee or director of other funds with the Aberdeen Fund Complex.

Each Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, each Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission (“SEC”) and do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

OFFICERS

The executive officers of each Fund are appointed by the Board annually to hold office until the next year and until their successors are chosen and qualified. “Aberdeen” in the chart below refers to the companies within Aberdeen Group plc, parent company of the Investment Adviser and administrator. The current executive officers of the Funds who do not concurrently serve as a Trustee are:

Name, Address and Year of Birth	Positions(s) Held With Each Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Alan Goodson** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2026

Currently, Executive Director and Head of Product & Client Solutions – Americas for Aberdeen, overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined Aberdeen in 2000.

Name, Address and Year of Birth	Positions(s) Held With Each Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Sharon Ferrari** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Since 2026	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined Aberdeen as a Senior Fund Administrator in 2008.
Katie Gebauer** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Chief Compliance Officer and Vice President	Since 2026	Currently, Head of US Registered Fund Compliance. She serves as the Chief Compliance Officer for Aberdeen's US closed end funds, open end funds and ETFs. Ms. Gebauer joined Aberdeen in 2014
Heather Hasson** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2026	Currently, Senior Product Development Manager. Previously, Senior Product Solutions and Implementation Manager, Product Governance US for Aberdeen. Ms. Hasson joined the company in November 2006.
Robert Hepp** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2026	Currently, Senior Product Governance Manager – US for Aberdeen. Mr. Hepp joined Aberdeen as a Senior Paralegal in 2016.
Megan Kennedy** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President, Secretary	Since 2026	Currently, Senior Director, Product Governance for Aberdeen. Ms. Kennedy joined Aberdeen as a Senior Fund Administrator in 2005.
Miguel Laranjeiro** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2026	Currently, Investment Director, Municipals for Aberdeen. Mr. Laranjeiro joined Aberdeen in 2018.
Michael Marsico** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2026	Currently, Senior Product Manager – US for Aberdeen. Mr. Marsico joined Aberdeen as a Fund Administrator in 2014.
Jonathan Mondillo** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2026	Currently, Head of U.S. Fixed Income at abrdn Inc.; previously, he was Head of Municipals at abrdn. Mr. Mondillo joined abrdn Inc. in 2018 from Alpine Woods Capital Investors, LLC.
Heather Reilly** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since 2026	Currently, a Senior Product Governance Manager. She joined abrdn Inc. in 2022

Name, Address and Year of Birth	Positions(s) Held With Each Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Lucia Sitar** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2026	Currently, Vice President and U.S. Counsel - Head of Product Governance for Aberdeen. Previously, Ms. Sitar was Head of Product Governance and Management and Managing U.S. Counsel for Aberdeen. She joined Aberdeen as U.S. Counsel in 2007.
Kolotioloma Silue** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2026	Currently, Senior Product Manager for Aberdeen. Mr. Silue joined Aberdeen in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Michael Taggart** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2026

Currently, Closed End Fund Specialist at abrdn Inc since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

Gina Ober** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1960	Assistant Secretary	Since 2026	Currently Board Relations & Corporate Events Manager – US for Aberdeen. Ms. Ober joined abrdn Inc. in 2005.

* Officers hold their positions with each Fund until a successor has been duly elected and qualifies. Officers are appointed annually at a meeting of the Fund Board.

** Each Officer may hold officer position(s) in one or more other funds which are part of the Aberdeen Fund Complex.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Trustee nominee.

Name of Nominee	Dollar Range of Equity Securities Owned in each Fund (1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in the Family of Investment Companies (2)
Independent Trustee Nominees:
Gordon Baird	MGF: None MIN: None MMT: None MFM: None	$10,001 - 50,000
C. William Maher	MGF: None MIN: None MMT: None MFM: $10,001 - 50,000	Over $100,000
Nancy Yao	MGF: None MIN: None MMT: None MFM: $10,001 – 50,000	Over $100,000
Independent Trustees:
Todd Reit	MGF: $10,001 – 50,000 MIN: $10,001 – 50,000 MMT: $10,001 – 50,000 MFM: $10,001 – 50,000	Over $100,000
Interested Trustee:
Christian Pittard	None	None

(1) This information has been furnished by each Trustee as of July 31, 2026. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2) “Family of Investment Companies” means those registered investment companies that are advised by the Investment Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of July 31, 2026, each Fund’s Trustees and officers, in the aggregate, owned less than 1% of that Fund’s outstanding equity securities. As of July 31, 2026, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Mr. Goodson and Ms. Ferrari serve as executive officers of the Funds. As of July 31, 2026, Mr. Goodson and Ms. Ferrari did not own shares of the Funds.

BOARD AND COMMITTEE STRUCTURE

Under the provisions of each Fund’s Declaration of Trust, the Fund’s Board is divided into three classes with each class having a term of three years. The term for each Board Member is presented in the Board chart above. Each Board is currently composed of four Independent Trustees and one Interested Trustee, Christian Pittard. For MFM, two of the four Independent Trustees serve as Preferred Share Trustees.

Each Board has appointed Mr. Reit, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Board holds regular quarterly meetings throughout each year to consider and address matters involving the Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below, and each referred to herein as a “Committee”) to assist the Board in the oversight and direction of the business affairs of the relevant Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of a Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and each Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board’s Committee structure. Each Committee is comprised entirely of Independent Trustees. Each Committee member is also “independent” within the meaning of the New York Stock Exchange (“NYSE”) listing standards. Each Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit Committee

Each Board has an Audit Committee. The members of each Audit Committee are all "independent," as defined in the Fund's written Audit Committee Charter. The members of each Audit Committee are all of the Independent Trustees. Mr. Maher serves as the Chair of each Audit Committee and each Board has determined that Mr. Maher is an "audit committee financial expert," as defined in Section 401(h) of Regulation S-K.

Each Audit Committee oversees the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls. Each Audit Committee assists the Board in fulfilling their responsibilities for oversight of the integrity of the Fund's accounting, auditing and financial reporting practices, the qualifications and independence of the Fund's independent registered public accounting firm and the Fund's compliance with legal and regulatory requirements. Each Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. Each Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund's independent registered public accounting firm to the Adviser and service providers if the engagement relates directly to the Fund's operations and financial reporting. Each Audit Committee is also responsible for monitoring the valuation of portfolio securities and other investments.

Each Audit Committee has adopted an Audit Committee Charter, the current copy of which is available on each Fund’s website at https://www.AberdeenMGF.com (MGF), https://www.AberdeenMIN.com (MIN), https://www.AberdeenMMT.com (MMT) and https://www.AberdeenMFM.com (MFM), respectively.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

Each Fund has established a Nominating and Corporate Governance Committee (the "Nominating Committee") to promote the effective participation of qualified individuals on the Board, committees of the Board, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund so that the interests of shareholders of the Fund are well-served. In pursuit of this purpose, each Nominating Committee's responsibilities include the identification and nomination of new Trustees and the coordination of the annual self-assessment of the performance of the Board and the Fund's committee structure to ensure the effective functioning of the Board. The members of each Nominating Committee are all of the Independent Trustees.

Each Nominating Committee makes nominations to fill vacancies for trustees of the Fund and submits such nominations to the full Board. No trustee may be elected by a Board or nominated by the Board for election by shareholders unless nominated by the Committee. In nominating candidates, each Nominating Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues trustees of investment companies, and the Fund in particular, may confront in fulfilling their duties to fund shareholders. Each Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by candidates and may take into account a wide variety of factors in considering prospective trustee candidates.

Each Nominating Committee shall consider Trustee candidates from such sources it deems appropriate, including candidates recommended by shareholders of the Fund. In order for each Nominating Committee to consider shareholder recommendations, the candidate must (i) satisfy any minimum qualifications of the Fund for its trustees, including all qualifications provided under the Nominating Committee's Charter and in the Fund's organizational documents; (ii) not be an "interested persons" of the Fund as that term is defined in the 1940 Act; and (iii) must be "independent" as defined in the NYSE listing standards.

All shareholder recommendations must be submitted in writing to the Secretary of the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund. Each shareholder or shareholder groups submitting proposed candidates must meet the requirements stated in the Nominating Committee's charter and in the Fund's organizational documents in order to recommend a candidate.Any shareholder may obtain a copy of a Fund’s Amended and Restated Declaration of Trust, as may be amended from time to time, or By-Laws by calling the Investor Relations department of abrdn Inc. toll-free at 1-800-522-5465, or by sending an e-mail to abrdn Inc. at Investor.Relations@aberdeenplc.com.

Board Oversight of Risk Management

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, who carries out the Fund’s investment advisory and business affairs, and also by other service providers in connection with the services they provide to the Fund. Each of the Investment Adviser, the Fund’s administrator and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Funds, each Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Investment Adviser, the Fund’s other service providers (including the Fund’s transfer agent), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of each Fund. Each Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.  Each Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in the Previous Fiscal Year

Each of the Trustees joined each Board effective prior to the open of business on June 8, 2026 (MFM) or June 22, 2026 (MMT) or after the close of business on July 2, 2026 (MGF and MIN) and were not Trustees during the previous fiscal year. As noted above, the current Board for each Fund has an Audit Committee and a Nominating and Corporate Governance Committee.

During each Fund’s fiscal year ended October 31, 2025 (MFM, MIN and MMT) or November 30, 2025 (MGF) (collectively, the “2025 Fiscal Year Ends”), each Board consisted of different trustees who are no longer on that Board (each, a “Predecessor Board”). During the 2025 Fiscal Year Ends, each Predecessor Board held 6 meetings. The Predecessor Board had more committees than the current Board and information on the number of Predecessor Board committee meetings is included in the chart below. During the 2025 Fiscal Year Ends, each Predecessor Board member attended at least 75% of the aggregate number of meetings of the Predecessor Board and of Committees of the Board on which he or she served.

Committee	Number of Meetings in 2025 Fiscal Year Ends
Audit Committee	9
Compliance Committee	4
Contracts Review Committee	4
Nomination and Compensation Committee	2
Portfolio Trading and Marketing Review Committee	4
Pricing Committee	4
Services Contracts Committee	4

Communications with the Board of Trustees

Shareholders who wish to communicate with Trustees with respect to matters relating to a Fund may address their written correspondence to the Fund’s Board as a whole or to individual Trustees c/o abrdn Inc. (the “Administrator”), the Fund’s administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.Relations@aberdeenplc.com.

Trustee Attendance at Annual Meetings of Shareholders

Each Fund has not established a policy with respect to Trustee attendance at annual meetings of shareholders. No Predecessor Board members attended the Funds’ 2025 Annual Meeting of Shareholders.

REPORTS OF THE AUDIT COMMITTEES; INFORMATION REGARDING THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Independent Registered Public Accounting Firms

Deloitte & Touche LLP (“Deloitte”) served as the independent registered public accounting firm for MFM, MIN and MGF for the fiscal years ending October 31, 2025 (MFM and MIN) and November 30, 2025 (MGF). Ernst & Young LLP (“E&Y”, and together with Deloitte, each, a “Prior Accounting Firm”) served as the independent registered public accounting firm for MMT for the fiscal year ending October 31, 2025. On July 6, 2026 Deloitte resigned due to independence matters relating to the recent change in each Fund’s investment adviser. On July 8, 2026, E&Y was dismissed as the independent registered public accounting firm for MMT as a result of the recent change in MMT’s investment adviser. On June 9, 2026, MFM’s Audit Committee selected and the Board approved the engagement of KPMG LLP (“KPMG”), 1601 Market Street, Philadelphia, PA 19103, as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2026, effective upon the resignation of Deloitte. On July 2, 2026, the Board of Trustees of MGF approved a change in the Fund’s fiscal year end to October 31st. The Boards of Trustees and each respective Audit Committee for each of MGF, MIN and MMT are expected to select a new firm to serve as the Fund’s independent registered public accounting firm for its fiscal year ending October 31, 2026, which has not occurred as of the date of this proxy statement.

Representatives from KPMG for MFM are not expected to be present at the Meeting to make a statement or respond to questions from shareholders. If requested by any shareholder by two (2) business days before the Meeting for MFM, a representative from KPMG will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

The Audit Committee of MFM has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board (“PCAOB”) regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG its independence as it relates to the fiscal year ending October 31, 2026.

Each audit committee during each Fund’s fiscal years ended October 31, 2024, and October 31, 2025 (November 30, 2024 and November 30, 2025, respectively, for MGF), each of which consisted of different committee members who are no longer trustees (each, a “Former Audit Committee”), reviewed and discussed with Fund management and representatives from the respective Prior Accounting Firm the audited financial statements for each Fund’s fiscal year ended October 31, 2025 (November 30, 2025 for MGF). Each Former Audit Committee discussed with the applicable Prior Accounting Firm its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters required to be discussed with the Audit Committee by PCAOB Auditing Standard No. 1301: Communications with Audit Committees (formerly Auditing Standard No. 16). Each Former Audit Committee also received the written disclosures and the letter from the respective Prior Accounting Firm required by PCAOB Rule 3526 and discussed with representatives of the respective Prior Accounting Firm its independence. Based on the foregoing discussions with Fund management and the respective Prior Accounting Firm, each Former Audit Committee unanimously recommended to the respective Predecessor Board, which consisted of different trustees who are no longer on the Board, that the audited financial statements for the Fund’s fiscal year ended October 31, 2025 (November 30, 2025 for MGF), be included in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2025 (November 30, 2025 for MGF).

The reports of each Prior Accounting Firm on the respective Fund’s financial statements as of and for the two most recent fiscal years ended October 31, 2024, and October 31, 2025 (November 30, 2024 and November 30, 2025, respectively, for MGF), did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During each Fund’s two most recent fiscal years and their respective subsequent interim period through July 6, 2026 (MGF, MIN and MFM) or July 8, 2026 (MMT), there were no disagreements between the Fund and the respective Prior Accounting Firm on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the respective Prior Accounting Firm, would have caused the respective Prior Accounting Firm to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years.

During each Fund’s two most recent fiscal years and their respective subsequent interim period through July 6, 2026 (MGF, MIN and MFM) or July 8, 2026 (MMT), there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act.

Each Fund has provided its respective Prior Accounting Firm with a copy of the foregoing disclosures in response to Item 304(a) of Regulation S-K prior to filing it with the U.S. Securities and Exchange Commission (“SEC”) and has requested that each respective Prior Accounting Firm furnish the Fund with a letter addressed to the SEC stating whether it agrees with the statements made by the Fund in response to Item 304(a) of Regulation S-K. A copy of the respective letter from each Prior Accounting Firm will be filed as an exhibit to each Fund’s next Form N-CSR.

Audit and Other Fees

Each Audit Committee must approve all audit and non-audit services provided to a Fund by its independent auditors, as well as non-audit services provided by their independent auditors to the Investment Adviser and its affiliates that provide ongoing services to the Fund if such non-audit services relate to the operations or financial reporting of the Fund.

Each Former Audit Committee reviewed any audit or non-audit services to determine whether they are appropriate and permissible under applicable law. Each Former Audit Committee adopted policies and procedures to provide a framework for the Audit Committee’s consideration of audit and non-audit services by the independent auditors.

Each Fund and “Covered Entities” (each Fund’s prior investment advisor and any entity controlling, controlled by or under common control with the prior investment advisor that provided ongoing services to that Fund) were billed the amounts listed below by the independent auditors during the Fund’s last two fiscal years. Based on available records, none of the fees in the table below were approved by the Former Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

			Non-Audit Fees
Entity	Fiscal Year End	Audit Fees	Audit Related Fees	Tax Fees	All Other
MFM	October 31, 2025	$74,872	$10,000	$0	$0
MFM	October 31, 2024	$72,902	$10,000	$0	$0
MMT	October 31, 2025	$73,765	$14,830	$259	$0
MMT	October 31, 2024	$72,055	$14,482	$267	$0
MIN	October 31, 2025	$76,570	$10,000	$0	$0
MIN	October 31, 2024	$74,560	$10,000	$0	$0
MGF	November 30, 2025	$75,630	$10,000	$0	$0
MGF	November 30, 2024	$73,642	$10,000	$0	$0
Covered Entities (MFM)	October 31, 2025	NA	$0	$0	$452,513
Covered Entities (MFM)	October 31, 2024	NA	$0	$0	$0
Covered Entities (MMT)	October 31, 2025	NA	$0	$0	$245,568
Covered Entities (MMT)	October 31, 2024	NA	$0	$0	$3,600

			Non-Audit Fees
Entity	Fiscal Year End	Audit Fees	Audit Related Fees	Tax Fees	All Other
Covered Entities (MIN)	October 31, 2025	NA	$0	$0	$452,513
Covered Entities (MIN)	October 31, 2024	NA	$0	$0	$0
Covered Entities (MGF)	November 30, 2025	NA	$0	$0	$452,513
Covered Entities (MGF)	November 30, 2024	NA	$0	$0	$0

Aggregate non-audit fees to each Fund, the prior investment advisor and service provider affiliates

The aggregate non-audit fees billed by Deloitte and E&Y for services rendered to each Fund, Covered Entities and other entities under common control with the prior investment advisor for the past two fiscal years are listed in the table below:

Entity	Prior Accounting Firm	Fiscal Year End	Aggregate Non-audit Fees
MFM	Deloitte	October 31, 2025	$462,513
MFM	Deloitte	October 31, 2024	$27,927
MMT	E&Y	October 31, 2025	$494,708
MMT	E&Y	October 31, 2024	$324,289
MIN	Deloitte	October 31, 2025	$462,513
MIN	Deloitte	October 31, 2024	$27,927
MGF	Deloitte	November 30, 2025	$462,513
MGF	Deloitte	November 30, 2024	$27,927

In connection with its selection of each Prior Accounting Firm, each respective Former Audit Committee considered its Prior Accounting Firm’s provision of non-audit services to the prior investment advisor and other service providers under common control with the prior investment advisor that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. Each Former Audit Committee determined that the independent auditor’s provision of these services was compatible with maintaining the respective Prior Accounting Firm’s independence.

COMPENSATION

The Trustees each began their service on June 8, 2026 (MFM), June 22, 2026 (MMT) or after market close on July 2, 2026 (MGF and MIN), and did not receive any compensation from the Funds during the fiscal year ended October 31, 2025 (MFM, MMT and MIN) or November 30, 2025 (MGF). The following table sets forth information regarding estimated compensation of Trustees from each Fund and from the Aberdeen Fund Complex from close of business on June 8, 2026 (MFM), June 22, 2026 (MMT) or after market close on July 2, 2026 (MGF and MIN) through October 31, 2026 (each Fund’s next fiscal year end). All officers of the Funds are employees of and are compensated by the Investment Adviser or its affiliates. None of the Funds’ executive officers or Trustees who are also officers or directors of the Investment Adviser will receive any compensation from the Funds or any fund in the Aberdeen Fund Complex for such period. The Funds do not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee	Total Estimated Compensation from each Fund: June 8, 2026 – October 31, 2026 (MFM) June 22, 2026 – October 31, 2026 (MMT) July 2, 2026 – October 31, 2026 (MIN) July 2, 2026 – October 31, 2026 (MGF)

Total Estimated Compensation from the
Aberdeen Fund Complex:

June 8, 2026 – October 31, 2026 (MFM)

June 22, 2026 – October 31, 2026 (MMT)

July 6, 2026 – October 31, 2026 (MIN)

July 6, 2026 – October 31, 2026 (MGF)

Nancy Yao	MGF: $1,814 MIN: $5,435 MMT: $11.396 MFM: $21,424	MGF: $160,422 MIN: $160,422 MMT: $174,823 MFM: $189,225
Todd Reit	MGF: $2,385 MIN: $7,146 MMT: $14,983 MFM: $28,168	MGF: $161,787 MIN: $161,787 MMT: $174,842 MFM: $187,897
C. William Maher	MGF: $2,083 MIN: $6,240 MMT: $13,084 MFM: $24,598	MGF: $105,244 MIN: $105,244 MMT: $112,332 MFM: $119,421
Gordon A. Baird	MGF: $1,814 MIN: $5,435 MMT: $11,396 MFM: $21,424	MGF: $57,940 MIN: $57,940 MMT: $60,078 MFM: $62,217
Christian Pittard	MGF: $ 0 MIN: $ 0 MMT: $ 0 MFM: $ 0	MGF: $ 0 MIN: $ 0 MMT: $ 0 MFM: $ 0

(1)	See the “Trustees” table for the number of funds within the Aberdeen Fund Complex that each Trustee oversees.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to each Fund, require each Fund’s officers and Trustees, certain officers and directors of the Investment Adviser, affiliates thereof, and persons who beneficially own more than 10% of the Fund’s outstanding securities (collectively, the “Reporting Persons”) to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE.

Based solely on each Fund’s review of such forms filed on EDGAR, to the knowledge of each Fund, during the fiscal period ended October 31, 2025 (November 30, 2025 for MGF), each Fund’s Reporting Persons timely filed all reports they were required to file under Section 16(a).

Relationship of Trustees or Nominees with the Investment Adviser and Administrator abrdn Inc. serves as the Investment Adviser to each Fund pursuant to a management agreement dated as of June 8, 2026 (MFM), June 22, 2026 (MMT) or July 2, 2026 (MGF and MIN). The Investment Adviser is a Delaware corporation with its registered offices located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. also provides administrative services to the Fund under an administration agreement. abrdn Inc. is an indirect subsidiary of Aberdeen Group plc, which has its registered offices at 1 George Street, Edinburgh, EH2 2LL, Scotland. Mr. Goodson and Ms. Sitar, who serve as officers of the Funds, are also directors and/or officers of abrdn Inc.

EACH OF MGF’S, MIN’S, AND MMT’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 1A. MFM’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 1B.

Proposal 2: Adoption of a Fundamental Investment Policy (MMT only)

Shareholders of MMT are being asked to approve the adoption of a fundamental policy that, under normal circumstances, the Fund shall maintain an investment portfolio such that the average credit quality of its portfolio securities is investment grade.

Legal Background

The 1940 Act requires registered investment companies, such as the Fund, to adopt “fundamental” investment policies governing certain specified investment practices, including, among others, policies relating to borrowing and the issuance of senior securities. Investment companies may also voluntarily designate additional policies relating to other investment practices as fundamental.

Once adopted, fundamental investment policies may be changed only with the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares). Therefore, if this Proposal is approved, the new fundamental policy could only be changed with subsequent shareholder approval as set forth above.

New Fundamental Policy

In connection with a previously-announced transaction, and with the approval by shareholders of each respective fund, several MFS closed-end funds were reorganized into the Fund before the open of regular business on June 22, 2026, and abrdn Inc. began serving as the Fund’s investment adviser. Currently, the Fund’s existing fundamental investment policies do not limit the Fund to investing in fixed income securities of a specific credit quality, and the Fund may invest up to 100% of its assets in below investment grade (commonly referred to as “high yield” or “junk”) instruments. However, as was previously disclosed in proxy solicitation materials filed with the SEC on February 23, 2026, abrdn Inc. intends to manage the Fund to maintain an average investment grade credit quality portfolio and noted that it would present a proposal to change the policy to a fundamental policy. If this policy is approved as a fundamental policy, it would require a shareholder vote to change abrdn Inc.’s stated investment approach that the Fund, under normal circumstances, maintain an investment portfolio with an average credit quality qualifying as investment grade. For purposes of this policy, “investment grade” means that, at the time of investment, a security has a credit rating of at least Baa3 by Moody’s Investor Service, Inc (“Moody’s”) or BBB- by Standard & Poor’s Financial Services LLC (“S&P”), BBB- by Fitch Ratings, Inc. (“Fitch”), or is unrated but judged by abrdn Inc., to be of comparable quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations ("NRSROs"), abrdn Inc. will treat the security as being rated in the highest rating category received from an NRSRO.

If this Proposal is approved, the Fund may continue to invest in below investment grade quality debt instruments to some extent and, therefore, would continue to be subject to Credit Risk as a principal risk. As disclosed therein, below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.

If this Proposal is not approved, the Fund’s existing fundamental investment policies will remain unchanged, and abrdn Inc. will continue to manage the Fund in accordance with its current investment policies, which include maintaining an average investment grade portfolio on a non-fundamental (and therefore changeable without shareholder approval) basis.

MMT’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed Proxy Card and accompanying Notice and Proxy Statement will be borne by the Funds. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Trustees and employees of the Funds, the Investment Adviser or the Administrator.

EQ Fund Services (“EQ”) has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,500 per Fund and be reimbursed for its reasonable expenses, which are estimated to be $825-$1,350 for each Fund.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about August 14, 2026. As mentioned above, EQ has been engaged to assist in the solicitation of proxies. As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of EQ, if the Fund has not yet received their vote. Authorization to permit EQ to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC as of July 31, 2026, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of each Fund.

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
MGF	Common Stock	Sit Investment Associates, Inc.* Sit Fixed Income Advisors II, LLC* 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	10,985,233	33.7%
MGF	Common Stock	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	2,349,621	7.21%
MGF	Common Stock	Karpus Management, Inc. 183 Sully’s Trail Pittsford, NY 14534	1,832,776	5.62%
MIN	Common Stock	Sit Investment Associates, Inc.* Sit Fixed Income Advisors II, LLC* 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	32,822,243	28.8%
MIN	Common Stock	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	6,218,476	5.46%
MMT	Common Stock	Sit Investment Associates, Inc.** Sit Fixed Income Advisors II, LLC** 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	7,175,980	6.20%
MFM	Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2051	JPMorgan Chase Bank, NA 1111 Polaris Parkway Columbus, OH 43240	2,241	100%

*             These entities jointly filed a Schedule 13D for the share amount and percentages shown

**           These entities jointly filed a Schedule 13G for the share amount and percentage shown

2027 Annual Meeting Timing and Shareholder Proposals.

The 2027 Annual Meeting of Shareholders of each Fund is expected to occur on or about May 26, 2027, which will be more than 30 days from the one-year anniversary of the 2026 Annual Meeting being held on September 29, 2026. Shareholder proposals are subject to certain requirements under applicable laws and as set forth in the Funds’ By-Laws and Declaration of Trust, which should be reviewed prior to presenting a proposal.

Shareholder proposals submitted for inclusion in a Fund’s proxy materials under Rule 14a-8 of the 1934 Act must be received by the Secretary of the Funds at 1900 Market Street, Suite 200, Philadelphia, PA 19103 by December 7, 2026, which deadline is a reasonable time before the Fund begins to print and mail its proxy materials for the 2027 Annual Meeting of Shareholders. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included.

A shareholder who wishes to make a proposal at the 2027 Annual Meeting of Shareholders without including the proposal in a Fund’s Proxy Statement must ensure that the proposal is received by the Secretary of the Funds at 1900 Market Street, Suite 200, Philadelphia, PA 19103 in good order and in compliance with all applicable legal requirements as well as the requirements set forth in the Funds’ By-Laws and Declaration of Trust no later than 45 days prior to the 2027 meeting date, expected to occur on or about May 26, 2027.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy Statement

Unless the Funds have received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103 or call the Funds at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposals set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Trustees,

Megan Kennedy, Vice President and Secretary

Aberdeen Government Markets Income Fund

Aberdeen Intermediate Income Fund

Aberdeen Multi-Market Income Fund

Aberdeen Municipal Income Fund

PROXYEVERY VOTE IS IMPORTANT ABERDEEN GOVERNMENT MARKETS INCOME FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABERDEEN GOVERNMENT MARKETS INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Aberdeen Government Markets Income Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Tuesday, September 29, 2026, at 10:00 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 MGF_35282_071426 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on September 29, 2026

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Aberdeen Government Markets Income Fund Annual Meeting of Shareholders to be held on September 29, 2026, at 10:00 a.m. (Eastern Time) The Proxy Statement for this meeting is available at: http://www.aberdeenMGF.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated August 10, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL. 1a. To elect one Trustee of the Fund, for a three-year term until the 2029 Annual Meeting of Shareholders, or until his successor is duly elected and qualifies. FOR WITHHOLD 01. Gordon Baird B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx MGF1 35282 xxxxxxxx / /

PROXYEVERY VOTE IS IMPORTANT ABERDEEN INTERMEDIATE INCOME FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABERDEEN INTERMEDIATE INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Aberdeen Intermediate Income Fund, (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Tuesday, September 29, 2026, at 10:00 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 MIN_35282_071426 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on September 29, 2026

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aberdeen Intermediate Income Fund Annual Meeting of Shareholders to be held on September 29, 2026, at 10:00 a.m. (Eastern Time) The Proxy Statement for this meeting is available at: http://www.aberdeenMIN.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Annual Meeting and Proxy Statement dated August 10, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL.

1a. To elect one Trustee of the Fund, for a three-year term until the 2029 Annual Meeting of Shareholders, or until his successor is duly elected and qualifies.

	FOR	WITHHOLD
01. Gordon Baird	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx MIN1 35282 xxxxxxxx

PROXYEVERY VOTE IS IMPORTANT ABERDEEN MULTI-MARKET INCOME FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABERDEEN MULTI-MARKET INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Aberdeen Multi-Market Income Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Tuesday, September 29, 2026, at 10:00 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 MMT_35282_071426 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on September 29, 2026

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Aberdeen Multi-Market Income Fund
Annual Meeting of Shareholders to be held on September 29, 2026, at 10:00 a.m. (Eastern Time)
The Proxy Statement for this meeting is available at: http://www.aberdeenMMT.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated August 10, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals **THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSALS.**

1a. To elect one Trustee of the Fund, for a three-year term until the 2029 Annual Meeting of Shareholders, or until his successor is duly elected and qualifies.

	FOR	WITHHOLD
01. Gordon Baird	☐	☐

	FOR	AGAINST	ABSTAIN
2. To adopt as a fundamental policy that, under normal circumstances, the Fund shall maintain an investment portfolio such that the average credit quality of its portfolio securities is investment grade.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx MMT1 35282 xxxxxxxx

PROXYEVERY VOTE IS IMPORTANT ABERDEEN MUNICIPAL INCOME FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABERDEEN MUNICIPAL INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Aberdeen Municipal Income Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Tuesday, September 29, 2026, at 10:00 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 MFM_35282_071426 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on September 29, 2026

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Aberdeen Municipal Income Fund Annual Meeting of Shareholders to be held on September 29, 2026, at 10:00 a.m. (Eastern Time) The Proxy Statement for this meeting is available at: http://www.aberdeenMFM.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated August 10, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL. 1a. To elect one Trustee of the Fund, for a three-year term until the 2029 Annual Meeting of Shareholders, or until his successor is duly elected and qualifies. FOR WITHHOLD 01. Gordon Baird B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx MFM1 35282 xxxxxxxx / /

PROXYEVERY VOTE IS IMPORTANT ABERDEEN MUNICIPAL INCOME FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABERDEEN MUNICIPAL INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Aberdeen Municipal Income Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Tuesday, September 29, 2026, at 10:00 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 MFM_35282_071426_Pref PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on September 29, 2026

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Aberdeen Municipal Income Fund
Annual Meeting of Shareholders to be held on September 29, 2026, at 10:00 a.m. (Eastern Time)
The Proxy Statement for this meeting is available at: http://www.aberdeenMFM.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Annual Meeting and Proxy Statement dated August 10, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals **THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSALS.**

1a. To elect one Trustee of the Fund, for a three-year term until the 2029 Annual Meeting of Shareholders, or until his successor is duly elected and qualifies.

	FOR	WITHHOLD
01. Gordon Baird	☐	☐

1b. To elect two Trustees of the Fund, to serve until the 2027 Annual Meeting of Shareholders, or until their successors are duly elected and qualify.

	FOR	WITHHOLD
01. Nancy Yao	☐	☐
02. C. William Maher	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX MFM2 35282 XXXXXXXX